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EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-71332 on Form S-8 and Registration Statement No. 333-113380 on Form S-3 of iLinc Communications, Inc. of our report dated July 22, 2004 (relating to the 2003 and 2002 financial statements of Glyphics Communications, Inc.) appearing in this Form 8-K/A.


                                                   /S/ HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
August 12, 2004



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